EXHIBIT 10.27

AMENDMENT NO. 3

TO

LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is dated as of December 15, 2014 and is entered into by and among (a) INSMED INCORPORATED, a Virginia corporation (“Parent”), INSMED PHARMACEUTICALS, INC., a Virginia corporation (“Insmed Pharma”), CELTRIX PHARMACEUTICALS, INC., a Delaware corporation (“Celtrix”), TRANSAVE, LLC, a Delaware limited liability company (“Transave”, together with Parent, Insmed Pharma, and Celtrix are hereinafter collectively referred to as the “Borrowers” and each individually as a “Borrower”), and (b) HERCULES TECHNOLOGY GROWTH CAPITAL, INC., a Maryland corporation (“Hercules Growth”), HERCULES CAPITAL FUNDING TRUST 2012-1, a statutory trust created and existing under the laws of the State of Delaware (“Hercules 2012”), and HERCULES CAPITAL FUNDING TRUST 2014-1, a statutory trust created and existing under the laws of the State of Delaware (“Hercules 2014”, together with Hercules Growth and Hercules 2012 collectively referred to as the “Lender”). Capitalized terms used herein without definition shall have the same meanings given them in the Loan Agreement (as defined below).

RECITALS

A.                                    Borrowers and Lender have entered into that certain Loan and Security Agreement dated as of June 29, 2012, as amended by that certain Amendment No. 1 to Loan and Security Agreement dated as of July 24, 2012, and as further amended by that certain Amendment No. 2 to Loan and Security Agreement dated as of November 25, 2013 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which Lender has extended and make available to Borrowers certain extensions of credit.

B.                                    Borrowers and Lender wish to provide a new 2014 Term Loan Advance (as defined below), part of which shall be used to refinance the existing 2012 Term Loan Advances (as defined below) in the outstanding principal amount equal to $20,000,000.

C.                                    Borrowers and Lender have agreed to amend the Loan Agreement upon the terms and conditions more fully set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing Recitals and intending to be legally bound, the parties hereto agree as follows:

1.                                      AMENDMENT.

1.1                               Recital A.  Recital A of the Loan Agreement is amended in its entirety and replaced with the following:

“A.                              The Borrowers have requested that the Lender make available to the Borrowers Term Loan Advances in an aggregate principal amount of up to Twenty-Five Million Dollars ($25,000,000) (the “Term Loan”);”

1.2                               Section 1.1 (Definitions and Rules of Construction).  The following definitions set forth in Section 1.1 of the Loan Agreement shall be amended in their entirety and replaced with the following:

“Amortization Date” means January 1, 2016.

“Facility Charge” means Two Hundred Thousand Dollars ($200,000).

“Maximum Term Loan Amount” means Twenty-Five Million Dollars ($25,000,000).

“Term Loan Advance” and “Term Loan Advances” means the 2012 Term A Loan Advance, the 2012 Term B Loan Advance, and the 2014 Term Loan Advance.

“Term Loan Maturity Date” means January 1, 2016; provided, however, that if the Financing Event occurs on or prior to December 31, 2015, Borrower may elect to extend the Term Loan Maturity Date to January 1, 2018.

1.3                               Section 1.1 (Definitions and Rules of Construction). The Loan Agreement is amended by inserting the following new definitions to appear alphabetically in Section 1.1 thereof:

“2012 Term A Loan Advance” shall have the meaning assigned to such term in Section 2.2(a) hereof.

“2012 Term B Loan Advance” shall have the meaning assigned to such term in Section 2.2(a) hereof.

“2012 Term Loan Advances” shall have the meaning assigned to such term in Section 2.2(a) hereof.

“2014 Closing Date” is December 15, 2014.

“2014 Term Loan Advance” shall have the meaning assigned to such term in Section 2.2(a) hereof.

“Financing Event” means confirmation by Lender in Lender’s commercially reasonable discretion, after the 2014 Closing Date, that Borrower has (1) received unrestricted and unencumbered (other than Liens or encumbrances evidenced by Subordinated Indebtedness) net cash proceeds in an amount equal to or greater than Ninety Million Dollars ($90,000,000.00), resulting from (a) the issuance and sale by Borrower of its equity securities, and/or (b) Subordinated Indebtedness, and/or (c) upfront cash payments paid to Borrower in conjunction with a development and/or commercial partnership(s)

and/or other corporate transactions, and (2) paid Lender a fully-earned, non-refundable fee in the amount of Two Hundred Fifty Thousand Dollars ($250,000).

1.4                               Section 2.2(a) (Advances).  Section 2.2(a) of the Loan Agreement is amended in its entirety and replaced with the following:

“(a)                           Advances.

(i)                                     2012 Term Loan Advances.  Subject to the terms and conditions of this Agreement, the Lender will make, and the Borrowers agree to draw, a term loan of at least $10,000,000 on the Closing Date (the “2012 Term A Loan Advance”).  Beginning on the Closing Date and continuing through December 31, 2012, the Administrative Borrower may request an additional term loan in the amount of $10,000,0000 (the “2012 Term B Loan Advance”, and together with the 2012 Term A Loan Advance, collectively, the “2012 Term Loan Advances”).  The aggregate outstanding 2012 Term Loan Advances shall in no event exceed Twenty Million Dollars ($20,000,000).

(ii)                                  2014 Term Loan Advance.  Subject to the terms and conditions of this Agreement, the Lender will make, and the Borrowers agree to draw, a term loan in the amount of Twenty-Five Million Dollars ($25,000,000) on the 2014 Closing Date (the “2014 Term Loan Advance”), part of which shall be used to refinance the 2012 Term Loan Advances in the outstanding principal amount equal to $20,000,000 immediately prior to the 2014 Closing Date. The aggregate outstanding 2014 Term Loan Advance shall in no event exceed the Maximum Term Loan Amount.”

1.5                               Section 2.2(b) (Advance Request).  Section 2.2(b) of the Loan Agreement is amended in its entirety and replaced with the following:

“(b)                           Advance Request.  To obtain a Term Loan Advance, the Administrative Borrower shall complete, sign and deliver to Lender an Advance Request (at least two business days before the Advance Date) and the Borrowers shall execute and deliver the Term Note (if required by Lender) to the Lender.  The Lender shall fund the Term Loan Advances in the manner requested by the Advance Request provided that each of the conditions precedent to such Term Loan Advance is satisfied as of the requested Advance Date.”

1.6                               Section 2.2(d) (Payment).  The Loan Agreement is amended by inserting the words “(if required by Lender)” immediately after the words “Term Note” set forth in Section 2.2(d) thereof.

1.7                               Section 2.2(d) (Payment).  The Loan Agreement is amended by replacing the words “Term Advance” set forth in Section 2.2(d) thereof with the words “Term Loan Advance”.

1.8                               Section 2.2(d) (Payment).  The second sentence set forth in Section 2.2(d) of the Loan Agreement is amended in its entirety and replaced with the following:

“Commencing on the Amortization Date, and continuing on the first (1st) business day of each month thereafter until the Secured Obligations are repaid, Borrower shall repay the aggregate principal balance of Term Loan Advances that are outstanding on the day immediately preceding the Amortization Date in equal monthly installments of principal and interest based upon on an amortization schedule equal to twenty-four (24) consecutive months.”

1.9                               Section 2.6 (End of Term Charge).  The first sentence set forth in Section 2.6 of the Loan Agreement is amended in its entirety and replaced with the following:

“On the earliest to occur of (i) January 1, 2016, (ii) the date that the Borrowers prepay the outstanding Secured Obligations, or (iii) the date that the Secured Obligations become due and payable, the Borrowers shall pay the Lender a charge equal to $390,000.”

1.10                        Section 2.7 (Notes).  The Loan Agreement is amended by inserting the following new provision to appear as Section 2.7 thereof:

“2.7                         Notes.  If so requested by Lender by written notice to Borrowers, then Borrowers shall execute and deliver to Lender (and/or, if applicable and if so specified in such notice, to any Person who is an assignee of Lender pursuant to Section 11.13), promptly after Borrowers’ receipt of such notice, a Note or Notes to evidence Lender’s Loans.”

1.11                        Section 11.2(a) (Notice).  Section 11.2(a) of the Loan Agreement is amended in its entirety and replaced with the following:

“(a)                           If to Lender:                           HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

Legal Department

Attention: Christine Fera and R. Bryan Jadot

400 Hamilton Avenue, Suite 310

Palo Alto, CA 94301

Facsimile: 650-473-9194

Telephone:  650-289-3088

Email: legal@herculestech.com”

1.12                        Section 11.2(b) (Notice).  Section 11.2(b) of the Loan Agreement is amended in its entirety and replaced with the following:

“(b)                           If to Borrower:               INSMED INCORPORATED

Attention:  Chief Financial Officer

10 Finderne Avenue, Building 10

Bridgewater, NJ 08807

Facsimile: (732) 438-9435

Telephone: (732) 997-4552”

1.13                        Section 12 (Agency).  The Loan Agreement is amended by inserting the following new Section 12 thereof:

“12.                         AGENCY

12.1                        Lender hereby irrevocably appoints Hercules Technology Growth Capital, Inc. to act on its behalf as the administrative agent for itself and the Lender (in such capacity, the “Agent”) hereunder and under the other Loan Documents and authorizes the Agent to take such actions on its behalf and to exercise such powers as are delegated to the Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto.”

2.                                      BORROWERS’ REPRESENTATIONS AND WARRANTIES.  Each Borrower represents and warrants that:

(a)                                 immediately upon giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (ii) no Event of Default has occurred and is continuing;

(b)                                 such Borrower has the corporate or limited liability company, as applicable, power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

(c)                                  the certificate of incorporation, bylaws and other organizational documents of such Borrower delivered to Lender on the Closing Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

(d)                                 the execution and delivery by such Borrower of this Amendment and the performance by such Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized by all necessary corporate or limited liability company, as applicable, action on the part of such Borrower;

(e)                                  this Amendment has been duly executed and delivered by such Borrower and is the binding obligation of such Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights; and

(f)                                   as of the date hereof, such Borrower has no defenses against the obligations to pay any amounts under the Secured Obligations.

Each Borrower understands and acknowledges that Lender is entering into this Amendment in reliance upon, and in partial consideration for, the above representations and warranties, and agrees that such reliance is reasonable and appropriate.

3.                                      LIMITATION.  The amendments set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be a waiver or modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which Lender may now have or may have in the future under or in connection with the Loan Agreement or any instrument or agreement referred to therein; or (b) to be a consent to any future amendment or modification or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof.  Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect.

4.                                      EFFECTIVENESS.  This Amendment shall become effective upon the satisfaction of all the following conditions precedent:

4.1                               Fee. The Borrowers shall pay Lender a fully-earned, non-renewable facility fee equal to One Hundred Twenty-Five Thousand Dollars ($125,000.00).

4.2                               Expenses. The Borrowers shall have paid all of Lender’s reasonable, documented costs and out-of-pocket expenses in connection with this Amendment.

4.3                               Amendment.  The Lender shall have received duly executed counterparts of this Amendment signed by the parties hereto.

5.                                      COUNTERPARTS.  This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument.  All counterparts shall be deemed an original of this Amendment.

6.                                      INCORPORATION BY REFERENCE.  The provisions of Section 11 of the Agreement shall be deemed incorporated herein by reference, mutatis mutandis.

 [signature page follows]

IN WITNESS WHEREOF, the parties have duly authorized and caused this Amendment to be executed as of the date first written above.

BORROWERS:

INSMED INCORPORATED

By:	/s/ Christine Pellizzari

Name: Christine Pellizzari

Title: General Counsel and Secretary

INSMED PHARMACEUTICALS, INC.

By:	/s/ Christine Pellizzari

Name: Christine Pellizzari

Title: General Counsel and Secretary

TRANSAVE, LLC

By:	/s/ Christine Pellizzari

Name: Christine Pellizzari

Title: General Counsel and Secretary

CELTRIX PHARMACEUTICALS, INC.

By:	/s/ Christine Pellizzari

Name: Christine Pellizzari

Title: General Counsel and Secretary

[Signature page to Amendment No. 3 to Loan and Security Agreement]

LENDER:

HERCULES CAPITAL FUNDING TRUST 2012-1

By: Hercules Technology Growth Capital, Inc., its servicer

By:	/s/ Ben Bang
Name:	Ben Bang
Its:	Associate General Counsel

HERCULES CAPITAL FUNDING TRUST 2014-1

By: Hercules Technology Growth Capital, Inc., its servicer

By:	/s/ Ben Bang
Name:	Ben Bang
Its:	Associate General Counsel

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

By:	/s/ Ben Bang
Name:	Ben Bang
Its:	Associate General Counsel

[Signature page to Amendment No. 3 to Loan and Security Agreement]